united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

ITEM 1. REPORTS TO SHAREHOLDERS.

A N N U A L  R E P O R T

Eventide Gilead Fund

Eventide Healthcare & Life Sciences Fund

Eventide Multi-Asset Income Fund

June 30, 2016

Eventide Asset Management, LLC
One International Place
Suite 3510
Boston, MA 02110

1-877-771-3836

E V E N T I D E F U N D S Annual Report June 30, 2016	2

F U N D  M A N A G E R S ’  L E T T E R

Dear Valued Shareholders:

We are grateful for the opportunity to have served you over the last year, and since inception. Our goal is to provide high-performance, values-based asset management that allows our investors to meet their financial goals while aligning their values with their investments.

For the one year period ending June 30, 2016, the Eventide Gilead Fund Class N shares returned -18.99% compared to -2.14% for the Russell Mid-Cap Growth Total Return Index and 3.99% for the S&P 500 Total Return Index. The Eventide Healthcare & Life Sciences Fund Class N shares returned -27.64% compared to -0.94% for the Healthcare Blended Index and 3.99% for the S&P 500 Total Return Index. Since its inception on July 15, 2015 through June 30, 2016, the Eventide Multi-Asset Income Fund Class N shares returned 4.79% compared to -0.50% for the Multi-Asset Income Blended Index and -5.02% for the MSCI All Country World Index (Net).

“Risk-off” investors

The main factor affecting the performance of the Eventide Gilead Fund and the Eventide Healthcare & Life Sciences Fund has been an extreme bearishness among investors, resulting in large migrations of investor capital to areas of perceived safety. This has created unusual distortions in the market, which we believe have created opportunities for investors who can be selective and long-term. While we see the market as a whole trading around fair value, the valuation dispersion by sector is striking, setting up the potential for a mean-reversion rally in certain sectors in the coming months that could benefit Eventide Funds.

This is particularly the case in Healthcare, and especially the Biotech & Pharma industry group. Using the SPDR S&P biotech ETF (XBI) as a proxy for small-cap biotech stocks, the space fell from a high of $90.36 on July 17, 2015 to a low of $45.73 on February 11, 2016. This marks the largest biotech selloff in history, surpassing the magnitude of decline in the ’08-’09 financial crisis. The space has also failed to follow the broader market recovery experienced as of late, as the XBI’s closing price at the end of the second quarter was $54.08.

Already skittish investors have become particularly nervous about biotech because of the recent attention the industry has received over drug pricing. Congressional hearings and political promises to address expensive drugs have created an overhang that may only be resolved after the election. Indeed, the industry’s divergence from the S&P 500 can be tied to the day that Hillary Clinton tweeted: “Price gouging like this in the specialty drug market is outrageous. Tomorrow I’ll lay out a plan to take it on.”

Despite legitimate concerns about some bad actors within the area of Specialty Pharma, we believe investors have overreacted. The fundamentals of the biotech industry remain excellent. The last two years saw record numbers of new drug approvals. Small-cap biotech is financially healthy, with more than 6.5 years of cash on hand to fund developments of new drugs. In addition, valuations in the broader Healthcare sector are more attractive than for any other

E V E N T I D E F U N D S Annual Report June 30, 2016	3

industry. Implied upside based on price-to-book, price-to-operating cash flow, and forward PE ranges between 17% and 32%, better than any other sector.

Biotech, as with other investments in our Funds, is a long-term investment theme. We believe biotech remains an industry in its infancy with tremendous transformative potential on the quality and duration of life. Thus, we see this hard sell-off as an opportunity. Wise investing has always capitalized on bearish sentiments, seized opportunities, and positioned for long-term, patient growth.

Within the Multi-Asset Income Fund, dislocations in certain asset classes during the first half of the year created meaningful opportunities which helped to favorably drive performance as markets recovered. Specifically we saw opportunities created in the yieldco and MLP industries, which sold off alongside traditional energy stocks. Price declines in crude oil and natural gas have no real fundamental impact on the types on names we were purchasing in the portfolio, so we took advantage of this disconnect. This was particularly true for yieldcos, which generate cash flows from long-term power contracts, often based on electricity generated from established wind, solar, and hydroelectric assets.

We are also finding a number of opportunities to invest in dividend-paying stocks that are trading at attractive valuations outside of the U.S., especially in Europe where heightened fears leading up to and following the Brexit decision have, in our view, created mis-pricing. Within fixed-income, we see less opportunity given the incredibly low yield environment, but have selectively added to some corporate, mortgage-backed, and convertible bonds. Bonds issued by REITs have been one example where we have been able to find value within the bond universe. We will continue to survey the income landscape for attractive opportunities on a risk-adjusted basis, balancing the Multi-Asset Income Fund’s objective of current income with the prospects for future income growth and capital appreciation.

Outlook

While investors have found much to worry about—from a possible recession at the beginning of the year to “Brexit” toward the end of the second quarter—it seems clear that the industrial sector recession and U.K. exit from the European Union were not events that spread negatively to large parts of the U.S. economy. Still, measures of sentiment show that investors have little confidence in the future direction of the markets or hold extremely bearish views.

We believe risk management should rely on a wide range of objective, rigorous data. Eventide uses a three-legged stool approach to evaluating the health of the markets and economy: leading economic indicators, valuations, and sentiment. These suggest a neutral to positive approach to equities. Looking at each component in turn, we see the following:

Leading indicators, supported by recent employment data, remain generally positive. These indicators typically roll over in advance of a recession—making the leading economic indicators important to watch—though they have yet to do so this year. Initial unemployment claims remain low, while the Federal Reserve’s regional surveys continue to be favorable. Even as

E V E N T I D E F U N D S Annual Report June 30, 2016	4

business earnings are flat, households have deleveraged and consumers are stronger financially than they have been in some time.

Valuation is a powerful tool for predicting long-term—though not short-term—returns. The normalized PE Ratio for the S&P 500 is currently around 18. Combined with a broad dashboard of valuation metrics, we see the S&P 500 trading around fair value. Since valuation explains roughly 80% of the returns in the market over a 10-year horizon, history guides that current valuations suggest roughly a 10% return annually over the next decade.1 This is on par with the market’s long-running historical returns, giving confidence for holders of equity.

Sentiment continues to be bearish, as investors have reacted strongly to macro headlines. Wall Street is clearly nervous: sentiment is more negative in 2016 than during the depths of the financial crisis in ’08 and ’09. Yet, sentiment is a contrarian positive investment signal, and extreme bearishness tends to be bullish for stocks: the market climbs a “wall of worry”.

Synthesizing the data, we believe that the markets are capable of rising further, though we will continue to monitor the data carefully and respond accordingly. With respect to positioning, we retain market-weight equity exposure. Valuation divergence is one of the main themes of 2016, creating the potential for a mean-reversion rally among some sectors that could benefit key areas of investment for Eventide Funds.

Finally, we believe that the companies that prosper best over the long-term are those that best serve the needs of others, and accordingly, we remain focused on investing in companies creating compelling value for stakeholders. We strive to provide our investors with an attractive return on investment, and the pride in knowing that their money is with companies that are not merely successful, but admirable.

Grateful for your trust,

David Barksdale
Finny Kuruvilla
Martin Wildy

E V E N T I D E F U N D S Annual Report June 30, 2016	5

Full performance of the Funds is available in the tables below:

Eventide Gilead Fund Returns as of 6/30/2016
				Since inception
		3 year	5 year	(07/08/2008)
		annualized	annualized	annualized
	1 year return	return	return	return
Eventide Gilead Fund	(18.99)%	8.90%	10.97%	12.64%
Russell Mid-Cap Growth Total Return Index	(2.14)%	10.52%	9.98%	9.15%
S&P 500 Total Return Index	3.99%	11.66%	12.10%	8.81%

Eventide Healthcare & Life Sciences Fund Returns as of June 30, 2016
			Since inception
		3 year	(12/27/2012)
		annualized	annualized
	1 year return	return	return

Eventide Healthcare & Life Sciences Fund	(27.64)%	14.84%	19.96%
Healthcare Blended Index	(0.94)%	18.95%	23.33%
S&P 500 Total Return Index	3.99%	11.66%	14.21%

Eventide Multi-Asset Income Fund Returns as of June 30, 2016
Return since
inception
(07/15/2015)

Eventide Multi-Asset Income Fund	4.79%
Multi-Asset Income Blended Index	(0.50)%
MSCI ACWI (net) Index	(5.02)%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the Funds’ prospectus for more information regarding the Funds’ fees and expenses. Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund performance shown is for Class N shares (please see a prospectus for information about other share classes). For performance information current to the most recent month-end, please call toll-free 877-771-EVEN (3836).

Eventide Gilead Fund expenses: Total Expenses 1.38%. Eventide Healthcare & Life Sciences Fund expenses: Total Expenses 1.52%.The Eventide Multi-Asset Income Fund expenses: Gross Expenses, 1.53%; Net Expenses, 1.23%. For the Eventide Multi-Asset Income Fund, the advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through 31 October 2016. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice.

1.	Merrill Lynch “Quantitative Primer 2016: Everything You Wanted to Know About Quant…”, published May 2016

The price-to-book ratio (P/B Ratio) is the ratio of a company’s share price to its last quarter per-share book value. The price-to-operating cash flow ratio (P/CF Ratio) is the ratio of a company’s share price to its per-share cash flow. Forward price-to-earnings ratio (Forward P/E Ratio) is the ratio of a company’s share price to its predicted per-share earnings. The price-to-earnings ratio (P/E Ratio) is the ratio of a company’s share price to its per-share earnings.

The S&P 500 is an index created by Standard & Poor’s Corp considered to represent the performance of the stock market generally. The Russell Midcap Growth Index measures the performance of the U.S. equity mid-cap growth segment. It includes mid-cap companies with higher price-to-book ratios and forecasted growth. The MSCI World All-Country World Index (Net) captures large and mid-cap representation across 23 developed markets and 23 emerging markets. The Healthcare Blended Index is composed of equal parts of the S&P 400 Healthcare Index and the S&P 600 Healthcare Index from the Eventide Healthcare & Life Sciences Fund inception on 27 December, 2012. The Multi-Asset Income Blend is composed of 60% MSCI All Country World Index (Net) and 40% Barclay’s Aggregate Bond Index from Eventide Multi-Asset Income Fund inception on 15 July, 2015, rebalanced monthly. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges. The Funds are not the same, nor should it be it is inferred as the same, as those of the indices listed. The volatility of the indices may be materially different than that of the Funds, and investors should not expect the Funds to achieve the same results as the indices listed.

E V E N T I D E F U N D S Annual Report June 30, 2016	6

Mutual Funds involve risk including the possible loss of principal. The Funds’ ethical values screening criteria could cause it to under-perform similar funds that do not have such screening criteria. The Funds can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards. Because of ongoing market volatility, the Funds performance may be subject to substantial short-term changes.

The Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and they normally have a lower trading volume than larger companies. The Funds can also have risk associated with the biotechnology and pharmaceutical industry in which these companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the U.S. Food and Drug Administration. The Funds can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, thus subject to additional risks. Investors in the Gilead Fund should be aware that companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products.

Investors in the Eventide Multi-Asset Income Fund should be aware that interest rates are at historic lows and may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. A rise in interest rates may result in volatility and increased redemptions, which in turn could result in the fund being forced to liquidate portfolio securities at disadvantageous prices. Longer-term securities may be more sensitive to changes in interest rates. The intermediate-term bond portion of the Fund’s portfolio may represent 0% to 100% of the Fund’s portfolio with an average duration of between two and eight years.

The Eventide Multi-Asset Income Fund may invest in other funds. If other funds are utilized, such underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in underlying funds and may be higher than other mutual funds that do not invest in underlying funds. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. There are unique risks associated with REITs, MLPs, preferred stocks, convertible bonds, BDCs, and yieldcos that are covered in the Fund’s prospectus and SAI. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the prospectus, which can be obtained at www.eventidefunds.com or by calling 1-877-771-EVEN (3836). Please read the prospectus carefully before investing. Eventide Mutual Funds are distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC, which is not affiliated with Eventide Asset Management, LLC.

Fund Contact: Jason Myhre, 877-771-EVEN (3836)
4588-NLD-8/12/2016

E V E N T I D E F U N D S Annual Report June 30, 2016	7

E V E N T I D E  G I L E A D  F U N D

Portfolio Review (Unaudited) June 30, 2016

The Fund’s performance figures1 for each of the years ended June 30, 2016 compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception

Class N [2]	(18.99)%	8.90%	10.97%	12.64%
Class A without load [3]	(19.03)%	8.87%	10.92%	15.72%
Class A with 5.75% load [3]	(23.69)%	6.75%	9.62%	14.70%
Class C [3]	(19.63)%	8.01%	10.07%	14.83%
Class I [4]	(18.82)%	9.12%	11.19%	13.53%
S&P 500 Total Return Index [5,6]	3.99%	11.66%	12.10%	8.81%
Russell Midcap Growth Total Return Index [7]	(2.14)%	10.52%	9.98%	9.15%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Please review the Fund’s most recent prospectus for more detail on the expense waiver. Per the Fund’s most recent prospectus, total annual Fund expenses are 1.43%, 2.18%, 1.38%, and 1.18% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Class N commenced operations on July 8, 2008.

3.	Class A and Class C commenced operations on October 28, 2009.

4.	Class I commenced operations on February 2, 2010.

5.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

6.	Since inception return assumes inception date of July 8, 2008.

7.	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry	% of Net Assets

Biotechnology	14.4%
Semiconductors	13.4%
Auto Parts & Equipment	11.0%
Pharmaceuticals	7.2%
Software	7.1%
Commercial Services	6.4%
Real Estate Investment Trusts	5.6%
Energy-Alternate Sources	5.4%
Electric	4.9%
Retail	3.8%
Other / Cash & Cash Equivalents	20.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2016	8

E V E N T I D E  H E A L T H C A R E  &  L I F E  S C I E N C E S  F U N D

Portfolio Review (Unaudited) June 30, 2016

The Fund’s performance figures1 for each of the periods ended June 30, 2016, compared to its benchmarks:

	1 Year Return	3 Year Return	Since Inception [2]

Class N	(27.64)%	14.84%	19.96%
Class A without load	(27.64)%	14.80%	19.87%
Class A with 5.75% load	(31.79)%	12.56%	17.86%
Class C	(28.15)%	13.96%	19.01%
Class I	(27.46)%	15.08%	20.18%
S&P 500 Total Return Index [2,3]	3.99%	11.66%	14.21%
Eventide Healthcare & Life Sciences Blend Index [4]	(0.94)%	18.95%	23.33%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Please review the Fund’s most recent prospectus for more detail on the expense waiver. Per the Fund’s most recent prospectus, total annual Fund expenses are 1.57%, 2.32%, 1.52%, and 1.32% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

3.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

4.	The Eventide Healthcare & Life Sciences Blend Index is calculated by taking 50% of the returns of the S&P 400 Health Care Index and 50% of the returns of the S&P 600 Health Care Index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry	% of Net Assets

Biotechnology	47.3%
Pharmaceuticals	37.8%
Software	6.7%
Healthcare – Products	4.0%
Other / Cash & Cash Equivalents	4.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2016	9

E V E N T I D E  M U L T I  -  A S S E T  I N C O M E  F U N D

Portfolio Review (Unaudited) June 30, 2016

The Fund’s performance figures1 for the period ended June 30, 2016, compared to its benchmarks:

Since Inception [2]
Class N	4.79%
Class A without load	4.74%
Class A with 5.75% load	(1.28)%
Class C	4.08%
Class I	5.03%
MSCI All-Country World Index (Net) [3]	(5.02)%
Eventide Multi-Asset Income Blended Index [4]	(0.50)%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2016, to ensure that the net annual fund operating expenses (exclusive of any taxes, 12b-1 fees, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, sales charges, dividend expenses on securities sold short, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.20%, 1.95%, 1.15%, and 0.95% for the Eventide Multi-Asset Income Fund’s Class A, Class C, Class N, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Please review the Fund’s most recent prospectus for more detail on the expense waiver. Per the Fund’s most recent prospectus, total annual Fund expenses are 1.58%, 2.33%, 1.53%, and 1.33% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2	Eventide Multi-Asset Income Fund commenced operations on July 15, 2015

3.	The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All-Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

4.	The Eventide Multi-Asset Income Blended Index is comprised of 60% of the MSCI All-Country World Index and 40% of the Barclays Aggregate Bond Index. The Eventide Multi-Asset Income Blended Index rebalances its weightings on a monthly frequency.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry	% of Net Assets
Real Estate Investment Trusts	13.9%
Electric	10.8%
Asset Backed Securities	9.6%
Auto Parts & Equipment	5.1%
Pipelines	4.9%
Energy-Alternate Sources	4.5%
Semiconductors	3.9%
Private Equity	3.8%
Commercial Services	3.7%
Banks	2.6%
Other / Cash & Cash Equivalents	37.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2016	10

E V E N T I D E G I L E A D F U N D
Portfolio of Investments June 30, 2016	1 of 4

Shares		Fair Value
	COMMON STOCK - 90.1%
	AUTO MANUFACTURERS - 0.6%
40,000	Tesla Motors, Inc. [1]	$8,491,200

	AUTO PARTS & EQUIPMENT - 10.6%
7,142,857	Car Charging Group, Inc. [1,2,3,4]	1,660,273
440,000	BorgWarner, Inc.	12,988,800
439,000	Lear Corp.	44,672,640
726,300	Magna International, Inc.	25,471,341
873,800	Mobileye NV [1]	40,317,132
255,600	WABCO Holdings, Inc. [1]	23,405,292
		148,515,478
	BIOTECHNOLOGY - 14.4%
300,000	Acceleron Pharma, Inc. [1]	10,194,000
95,000	Applied Genetic Technologies Corp. [1]	1,342,350
417,800	Bluebird Bio, Inc. [1]	18,086,562
627,100	Celgene Corp. [1]	61,850,873
815,200	Five Prime Therapeutics, Inc. [1]	33,708,520
340,000	Loxo Oncology, Inc. [1]	7,881,200
472,800	MacroGenics, Inc. [1]	12,760,872
125,000	Medivation, Inc. [1]	7,537,500
1,449,700	Novavax, Inc. [1]	10,539,319
640,206	Seattle Genetics, Inc. [1]	25,870,724
441,400	Stemline Therapeutics, Inc. [1]	2,988,278
1,203,500	Veracyte, Inc. [1]	6,053,605
102,500	WaVe Life Sciences Ltd. [1]	2,120,725
		200,934,528
	COMMERCIAL SERVICES - 6.4%
900,000	KAR Auction Services, Inc.	37,566,000
704,100	Macquarie Infrastructure Co. LLC	52,138,605
		89,704,605

	DIVERSIFIED FINANCIAL SERVICES - 0.6%
428,600	Aircastle, Ltd.	8,383,416

	ELECTRIC - 4.9%
1,109,500	8Point3 Energy Partners LP [4]	17,530,100
895,000	Atlantica Yield PLC	16,629,100
1,530,000	Calpine Corp. [1]	22,567,500
276,959	Ormat Technologies, Inc.	12,119,726
		68,846,426
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
1,000,000	SunPower Corp. [1]	15,490,000

	ELECTRONICS - 1.3%
295,000	Arrow Electronics, Inc. [1]	18,260,500

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	11

E V E N T I D E G I L E A D F U N D
Portfolio of Investments (Continued) June 30, 2016	2 of 4

Shares		Fair Value
	ENERGY-ALTERNATE SOURCES – 5.4%
600,000	Canadian Solar, Inc. [1]	$9,072,000
565,000	First Solar, Inc. [1]	27,391,200
650,000	NextEra Energy Partners LP	19,747,000
835,000	Pattern Energy Partners, Inc.	19,179,950
		75,390,150
	ENGINEERING & CONSTRUCTION – 1.2%
488,400	Chicago Bridge & Iron Co. NV	16,913,292

	FOOD – 1.2%
3,832,600	SunOpta, Inc. [1]	16,058,594

	FOREST PRODUCTS & PAPER – 0.5%
200,000	Domtar Corp.	7,002,000

	INTERNET – 2.5%
658,200	Splunk, Inc. [1]	35,661,276

	IRON/STEEL – 2.6%
1,490,500	Steel Dynamics, Inc.	36,517,250

	MACHINERY – DIVERSIFIED – 1.7%
350,000	Wabtec Corp/DE	24,580,500

	PHARMACEUTICALS – 5.8%
711,400	AbbVie, Inc.	44,042,774
221,100	ACADIA Pharmaceuticals, Inc. [1]	7,176,906
225,800	Agios Pharmaceuticals, Inc. [1]	9,459,891
1,000,000	Collegium Pharmaceutical, Inc. [1]	11,850,000
122,526	Collegium Pharmaceutical, Inc. [1,2,3]	1,451,932
921,151	Essa Pharmaceutical, Inc. [1,2,3,4]	2,496,688
1,458,333	Essa Pharmaceutical, Inc. [1,2,3,4]	3,952,666
616,300	Zosano Pharma Corp. [1,4]	813,516
		81,244,373
	RETAIL – 3.8%
665,000	Lowe’s Cos., Inc.	52,648,050

	SEMICONDUCTORS – 13.4%
312,700	ASML Holding NV	31,022,967
500,000	Cirrus Logic, Inc. [1]	19,395,000
799,100	Inphi Corp. [1]	25,595,173
1,046,700	Integrated Device Technology, Inc. [1]	21,070,071
661,300	Lam Research Corp.	55,588,878
292,600	Linear Technology Corp.	13,614,677
390,500	Synaptics, Inc. [1]	20,989,375
		187,276,141

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	12

E V E N T I D E G I L E A D F U N D
Portfolio of Investments (Continued) June 30, 2016	3 of 4

Shares		Fair Value
	SOFTWARE - 7.1%
150,000	athenahealth, Inc. [1]	$20,701,500
700,000	CyberArk Software, Ltd. [1]	34,013,000
492,900	Proofpoint, Inc. [1]	31,097,061
270,000	Tableau Software, Inc. [1]	13,208,400
		99,019,961
	TELECOMMUNICATIONS - 2.0%
225,000	Palo Alto Networks, Inc. [1]	27,594,000

	TRANSPORTATION - 3.0%
1,618,300	XPO Logistics, Inc. [1]	42,496,558

	TOTAL COMMON STOCK (Cost $1,309,357,112)	1,261,028,298

	PREFERRED STOCK - 0.6%
	AUTO PARTS & EQUIPMENT - 0.4%
70,595	Car Charging Group, Inc. - Series C [1,2,3,4]	3,388,556
39,453	Car Charging Group, Inc. - Series C [1,2,3,4]	2,264,227
		5,652,783
	PHARMACEUTICALS - 0.2%
3,062,500	Entasis Therapeutics [1,3,4,5]	2,909,375

	TOTAL PREFERRED STOCK (Cost $11,539,817)	8,562,158

	WARRANTS - 0.0%
10,204,081	Car Charging Group, Inc., $0.70, Expiration 10/11/2018 [1,2,3,4]	2,662
7,142,858	Car Charging Group, Inc., $0.70, Expiration 12/23/2019 [1,2,3,4]	1,676
2,618,997	Car Charging Group, Inc., $0.70, Expiration 10/13/2020 [1,2,3,4]	1,507
3,017,047	Car Charging Group, Inc., $0.70, Expiration 3/11/2021 [1,2,3,4]	2,460
1,318,889	Car Charging Group, Inc., $1.00, Expiration 7/23/2020 [1,2,3,4]	610
	TOTAL WARRANTS (Cost $26,845)	8,915

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.6%
520,000	Crown Castle International Corp.	52,743,600
170,000	Extra Space Storage, Inc.	15,731,800
467,667	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,101,607

	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $61,900,843)	78,577,007

	PRIVATE LIMITED PARTNERSHIPS - 1.2%
	PHARMACEUTICALS - 1.2%
10,152,974	SFJ Pharmaceuticals IX L.P. [1,3,4,5]	16,244,758
	TOTAL PRIVATE LIMITED PARTNERSHIPS (Cost $10,152,974)	16,244,758

	SHORT-TERM INVESTMENTS - 0.9%
12,392,558	Fidelity Institutional Money Market Fund - Institutional Class, 0.46% [6] (Cost $12,392,558)	12,392,558

	TOTAL INVESTMENTS - 98.4% (Cost $1,405,370,149) [7]	$1,376,813,694
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%	22,815,121
	TOTAL NET ASSETS - 100.0%	$1,399,628,815

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	13

E V E N T I D E G I L E A D F U N D
Portfolio of Investments (Continued) June 30, 2016	4 of 4

1.	Non-Income producing security.

2.	Private investments in public equities “PIPE”. PIPE investments are Unregistered shares of an illiquid and restricted security. For more information please refer to Note 8 in the Notes to Financial Statements.

3.	Fair valued security. As of June 30, 2016 fair valued securities had a market value of $32,925,458 and represented 2.4% of Total Net Assets.

4.	Affiliated company - the Fund holds in excess of 5% of the outstanding voting securities of this company.

5.	Private investment.

6.	Interest rate reflects seven-day effective yield on June 30, 2016.

7.	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,401,767,307 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$145,083,628
Unrealized depreciation	(170,037,241)
Net unrealized depreciation	$(24,953,613)

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	14

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Portfolio of Investments June 30, 2016	1 of 3

Shares		Fair Value
	COMMON STOCK – 94.3%
	BIOTECHNOLOGY – 47.3%
128,900	Acceleron Pharma, Inc. [1]	$4,380,022
90,000	Alnylam Pharmaceuticals, Inc. [1]	4,994,100
184,100	Applied Genetic Technologies Corp. [1]	2,601,333
75,000	BioMarin Pharmaceutical Inc. [1]	5,835,000
121,700	Bluebird Bio, Inc. [1]	5,268,393
265,000	Blueprint Medicines Corp. [1]	5,366,250
75,300	Celgene Corp. [1]	7,426,839
145,000	Coherus Biosciences, Inc. [1]	2,449,050
150,000	CytomX Therapeutics, Inc. [1]	1,532,250
250,000	Dynavax Technologies Corp. [1]	3,645,000
275,000	Epizyme, Inc. [1]	2,816,000
270,000	Five Prime Therapeutics, Inc. [1]	11,164,500
40,000	Incyte Corp. [1]	3,199,200
90,000	Juno Therapeutics, Inc. [1]	3,459,600
148,600	Kite Pharma, Inc. [1]	7,430,000
400,000	Loxo Oncology, Inc. [1]	9,272,000
253,000	MacroGenics, Inc. [1]	6,828,470
25,000	Medivation, Inc. [1]	1,507,500
730,000	Novavax, Inc. [1]	5,307,100
190,000	OncoMed Pharmaceuticals, Inc. [1]	2,338,900
120,000	Prothena Corp PLC [1]	4,195,200
170,000	Sage Therapeutics, Inc. [1]	5,122,100
195,300	Seattle Genetics, Inc. [1]	7,892,073
150,000	Spark Therapeutics, Inc. [1]	7,669,500
410,000	Stemline Therapeutics, Inc. [1]	2,775,700
87,400	Ultragenyx Pharmaceutical, Inc. [1]	4,274,734
1,048,500	Veracyte, Inc. [1]	5,273,955
34,600	Vertex Pharmaceuticals, Inc. [1]	2,976,292
277,500	WaVe Life Sciences Ltd. [1]	5,741,475
		142,742,536
	HEALTHCARE-PRODUCTS – 4.0%
306,200	Accuray, Inc. [1]	1,589,178
180,000	AtriCure, Inc. [1]	2,543,400
75,000	Natus Medical, Inc. [1]	2,835,000
110,000	Repligen Corp. [1]	3,009,600
275,000	Tandem Diabetes Care, Inc. [1]	2,073,500
		12,050,678

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	15

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Portfolio of Investments (Continued) June 30, 2016	2 of 3

Shares		Fair Value
	PHARMACEUTICALS - 36.3%
110,000	AbbVie, Inc.	$6,810,100
113,600	ACADIA Pharmaceuticals, Inc. [1]	3,687,456
140,000	Aclaris Therapeutics, Inc. [1]	2,585,800
75,000	Agios Pharmaceuticals, Inc. [1]	3,142,125
184,900	Cempra, Inc. [1]	3,049,001
264,000	Cidara Therapeutics, Inc. [1]	2,721,840
582,700	Collegium Pharmaceutical, Inc. [1]	6,904,995
245,052	Collegium Pharmaceutical, Inc. [1,3,4]	2,903,865
249,600	DBV Technologies SA [1]	8,141,952
377,000	Dicerna Pharmaceuticals, Inc. [1]	1,131,000
131,593	Essa Pharmaceuticals, Inc. [1,3,4]	356,670
208,333	Essa Pharmaceuticals, Inc. [1,3,4]	564,666
73,500	GW Pharmaceuticals PLC [1]	6,730,395
52,000	Galapagos NV [1]	2,884,440
165,000	Global Blood [1]	2,737,350
180,000	Immune Design Corp. [1]	1,468,800
125,000	Neurocrine Biosciences, Inc. [1]	5,681,250
200,000	Proteostasis Therapeutics, Inc. [1]	2,426,000
178,200	Seres Therapeutics, Inc. [1]	5,176,710
575,000	Supernus Pharmaceuticals, Inc. [1]	11,712,750
150,000	Syros Pharmaceuticals, Inc. [1]	2,722,500
90,000	TESARO, Inc. [1]	7,564,500
600,000	Tetraphase Pharmaceuticals, Inc. [1]	2,580,000
537,600	TG Therapeutics, Inc. [1]	3,257,856
517,700	Tracon Pharmaceuticals [1]	2,267,526
300,000	Voyager Therapeutics, Inc. [1]	3,297,000
344,000	Xencor, Inc. [1]	6,532,560
272,000	Zosano Pharma Corp. [1]	359,040
		109,398,147
	SOFTWARE - 6.7%
51,200	athenahealth, Inc. [1]	7,066,112
1,708,600	Caslight Health, Inc. [1]	6,766,056
108,200	Cerner Corp. [1]	6,340,520
		20,172,688

	TOTAL COMMON STOCK (Cost $315,367,496)	284,364,049

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	16

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Portfolio of Investments (Continued) June 30, 2016	3 of 3

Shares		Fair Value
	PREFERRED STOCK – 0.1%
	PHARMACEUTICALS – 0.1%
437,500	Entasis Therapeutics [1,2,3]	$415,625
	TOTAL PREFERRED STOCK (Cost $437,500)	415,625

	PRIVATE LIMITED PARTNERSHIPS – 1.2%
	PHARMACEUTICALS – 1.2%
2,538,243	SFJ Pharmaceuticals IX L.P. [1,2,3]	4,061,189
	TOTAL PRIVATE LIMITED PARTNERSHIPS (Cost $2,538,243)	4,061,189

	SHORT-TERM INVESTMENTS - 4.9%
14,881,728	Fidelity Institutional Money Market Fund - Institutional Class, 0.46% [5] (Cost $14,881,728)	14,881,728

	TOTAL INVESTMENTS - 100.7% (Cost $333,224,967) [6]	$303,722,591
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%	(2,129,870)
	TOTAL NET ASSETS - 100.0%	$301,592,721

1.	Non-Income producing security.

2.	Private investment.

3.	Fair valued security. As of June 30, 2016 fair valued securities had a market value of $5,398,150 and represented 1.8% of Total Net Assets.

4.	Private investments in public equities “PIPE”. PIPE investments are Unregistered shares of an illiquid and restricted security. For more information please refer to Note 8 in the Notes to Financial Statements.

5.	Interest rate reflects seven-day effective yield on June 30, 2016.

6.	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $334,248,404 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$31,795,915
Unrealized depreciation	(62,321,728)
Net unrealized depreciation	$(30,525,813)

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	17

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments June 30, 2016	1 of 7

Shares		Fair Value
	COMMON STOCK - 38.5%
	AGRICULTURE - 0.6%
3,400	Bunge, Ltd.	$201,110

	AUTO MANUFACTURERS - 1.1%
11,000	New Flyer Industries, Inc.	340,539

	AUTO PARTS & EQUIPMENT - 5.1%
28,100	Cie Generale des Etablissements Michelin - ADR	535,305
11,000	GKN PLC - ADR	40,590
15,200	Johnson Controls, Inc.	672,752
11,200	Magna International, Inc.	392,784
		1,641,431
	BANKS - 0.8%
15,300	Nordea Bank - ADR	129,820
5,500	Westpac Banking Corp. - ADR	121,495
		251,315
	CHEMICALS - 0.2%
3,379	Croda International PLC - ADR	69,073

	COMMERCIAL SERVICES - 3.7%
22,500	Atlantia SpA - ADR	279,450
5,300	KAR Auction Services, Inc.	221,222
9,600	Macquarie Infrastructure Co. LLC	710,880
		1,211,552
	ELECTRIC - 6.9%
19,400	Atlantica Yield PLC	360,452
11,300	Energias de Portugal - ADR	346,684
9,700	Hydro One Ltd.	193,776
33,000	NRG Yield, Inc.	514,470
4,000	Ormat Technologies, Inc.	175,040
8,036	Red Electrica Corp. - ADR	143,483
24,800	SSE PLC - ADR	512,616
		2,246,521

	ELECTRICAL COMPONENETS & EQUIPMENT - 1.7%
48,000	Schneider Electric - ADR	566,880

	ELECTRONICS - 0.2%
2,800	National Instruments Corp.	76,720

	ENERGY-ALTERNATE SOURCES - 3.0%
25,500	Pattern Energy Group, Inc. [1]	585,735
8,700	Terraform Global, Inc.	28,362
4,650	Terraform Power, Inc.	50,685
30,000	TransAlta Renewables, Inc.	309,186
		973,968
	ENGINEERING & CONSTRUCTION - 0.6%
11,000	Vinci SA - ADR	194,810

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	18

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2016	2 of 7

Shares		Fair Value
	INSURANCE - 1.9%
37,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen - ADR	$620,490

	MACHINERY - CONSTRUCTION & MINING - 0.9%
15,500	ABB Ltd. - ADR	307,365

	MISCELLANEOUS MANUFACTURING - 1.1%
5,800	Eaton Corp. PLC [2]	346,434

	PHARMACEUTICALS - 1.6%
8,250	AbbVie, Inc. [1]	510,758

	PRIVATE EQUITY - 2.4%
64,000	Hercules Capital, Inc.	794,880

	REAL ESTATE - 0.0%
37	RMR Group, Inc.	1,146

	RETAIL - 1.2%
43,562	Kingfisher PLC - ADR	375,940

	SEMICONDUCTORS - 3.9%
6,800	Lam Research Corp. [1,2]	571,608
25,800	Taiwan Semiconductors Manufacturing Co., Ltd. - ADR	676,734
		1,248,342
	TELECOMMUNICATIONS - 0.8%
36,000	Telefonaktiebolaget LM Ericsson - ADR	276,480

	TRANSPORTATION - 0.8%
3,000	Norfolk Southern Corp. [1,2]	255,390

	TOTAL COMMON STOCK (Cost $12,142,055)	12,511,144

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 8.9%
34,500	Brandywine Realty Trust	579,600
5,950	Crown Castle International Corp.	603,509
40,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	864,000
14,500	Lexington Realty Trust	146,595
7,300	Liberty Property Trust	289,956
1,700	Ventas, Inc.	123,794
3,600	Welltower, Inc. [1,2]	274,212
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $2,373,428)	2,881,666

	MUTUAL FUNDS - 3.3%
	CLOSED-END FUNDS - 1.0%
13,450	BlackRock Taxable Municipal Bond Trust	327,911

	DEBT FUNDS - 2.3%
4,211	PowerShares Build America Bond Portfolio	132,604
61,500	Strone Ridge Reinsurance Risk Premium Interval Fund	626,685
		759,289

	TOTAL MUTUAL FUNDS (Cost $1,018,928)	1,087,200

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	19

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2016	3 of 7

Shares		Fair Value
	PREFERRED STOCK - 3.1%
	BANKS - 0.7%
1,000	BB&T Corp., 5.63%, Perpetual	$26,400
7,800	BB&T Corp., 5.85%, 5/1/2017	209,898
		236,298
	PRIVATE EQUITY - 1.4%
17,900	Hercules Capital, Inc., 6.25%, 7/30/2024	456,181

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 0.9%
4,250	Anally Capital Management, Inc., 7.63%, 5/16/2017	108,630
6,049	Digital Realty Trust, Inc., 7.38%, 3/26/2019	175,119
		283,749
	SOVEREIGN AGENCY - 0.1%
400	Federal Agricultural Mortgage Corp., 6.00%, 7/18/2024	11,120
600	Federal Agricultural Mortgage Corp., 6.88%, 4/17/2019	16,236
		27,356

	TOTAL PREFERRED STOCK (Cost $968,319)	1,003,584

	LIMITED PARTNERSHIPS - 9.6%
	ELECTRIC - 3.6%
37,000	8Point3 Energy Partners LP	584,600
20,000	Brookfield Renewable Partners LP	595,800
		1,180,400
	ENERGY - ALTERNATIVE SOURCES - 1.2%
12,900	NextEra Energy Partners LP [1,2]	391,902

	GAS - DISTRIBUTION - 0.7%
4,500	AmeriGas Partners LP	210,150

	PIPELINES - 4.1%
35,500	Columbia Pipeline Partners LP	532,500
17,200	Spectra Energy Partners LP [1,2]	811,496
		1,343,996

	TOTAL LIMITED PARTNERSHIPS (Cost $2,861,753)	3,126,448

Par Value
	BONDS - 11.6%
	ADVERTISING - 0.2%
$50,000	Lamar Media Corp., 5.88%, 2/1/2022	52,250

	AEROSPACE/DEFENSE - 0.2%
50,000	Spirit AeroSystems, Inc., 5.25%, 3/15/2022	52,519

	AGRICULTURE - 0.3%
100,000	Bunge Ltd Finance Corp., 3.5%, 11/24/2020	104,928

	APPAREL - 0.1%
45,000	Wolverine World Wide, Inc., 6.13%, 10/15/2020	46,744

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	20

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2016	4 of 7

Par Value		Fair Value
	AUTO MANUFACTURERS - 0.4%
$55,000	General Motors Financial Co., Inc., 4.75%, 8/15/2017	$56,766
100,000	Tesla Motors, Inc., 0.25%, 3/1/2019	89,000
		145,766
	BANKS - 1.1%
70,000	BB&T Corp., 2.63%, 6/29/2020	72,349
80,000	Bank of Nova Scotia, 2.45%, 3/22/2021	82,255
65,000	First Horizon National Corp., 3.50%, 12/15/2020	65,661
51,000	Synovus Financial Corp., 5.13%, 6/15/2017	52,132
100,000	Toronto-Dominion Bank, 2.13%, 4/7/2021	101,837
		374,234
	BUILDING MATERIALS - 0.2%
50,000	Masco Corp., 5.95%, 3/15/2022	56,032

	DIVERSIFIED FINANCIAL SERVICES - 1.1%
55,000	CIT Group, Inc., 5.00%, 5/15/2017	55,963
50,000	E*TRADE Financial Corp., 5.38%, 11/15/2022	53,000
55,000	Lazard Group, LLC., 4.25%, 11/14/2020	58,601
75,000	Synchrony Financial, 3.00%, 8/15/2019	76,305
100,000	TD Ameritrade Holding Corp. , 2.95%, 4/1/2022	104,272
		348,141
	ELECTRIC - 0.3%
100,000	NRG Yield, Inc., 3.50%, 2/1/2019 [3]	97,563

	ELECTRONICS - 0.2%
50,000	Allegion US Holding Co., Inc., 5.75%, 10/1/2021	52,375

	ENERGY - ALTERNATE SOURCES - 0.3%
100,000	Pattern Energy Group, Inc., 4.00%, 7/15/2020 [3]	101,438

	HOME BUILDERS - 0.2%
55,000	Lennar Corp., 6.95%, 6/1/2018	58,438

	HOUSEHOLD PRODUCTS/WARES - 0.1%
20,000	Spectrum Brands, Inc., 6.63%, 11/15/2022	21,325

	INSURANCE - 0.1%
50,000	Aflac, Inc., 3.25%, 3/17/2025	52,052

	MISCELLANEOUS MANUFACTURING - 0.3%
100,000	Eaton Corp., 2.75%, 11/2/2022	102,666

	MUNICIPAL - 0.6%
25,000	City of Auburn NY, 2.63%, 3/1/2020	25,672
25,000	County of Ottawa MI, 7.00%, 5/1/2027	27,891
95,000	Detroit City School District, MI, 6.25%, 5/1/2018	101,157
20,000	Fraser Public School District, 5.45%, 5/1/2020	22,051
30,000	Town of Lancaster MA, 2.85%, 9/15/2019	30,902
		207,673

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	21

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2016	5 of 7

Par Value		Fair Value
	PACKAGING & CONTAINERS - 0.2%
$50,000	Graphic Packaging International, Inc., 4.75%, 4/15/2021	$52,531

	PIPELINES - 0.8%
100,000	Columbia Pipeline Group, Inc., 3.30%, 6/1/2020 [3]	103,484
100,000	Spectra Energy Capital, LLC., 5.65%, 3/1/2020	107,246
50,000	Spectra Energy Capital, LLC., 8.00%, 10/01/2019	57,442
		268,172
	REAL ESTATE INVESTMENT TRUSTS (REITs) - 4.1%
90,000	Boston Properties LP, 5.63%, 11/15/2020	103,107
100,000	Brandywine Operating Partnership LP, 3.95%, 2/15/2023	101,188
55,000	DDR Corp., 7.88%, 9/1/2020	66,481
100,000	Digital Realty Trust LP, 5.25%, 3/15/2021	112,525
65,000	HCP, Inc., 2.63%, 2/1/2020	65,573
100,000	HCP, Inc., 4.00%, 12/1/2022	103,963
75,000	Healthcare Realty Trust, Inc., 5.75%, 1/15/2021	84,247
80,000	Highwoods Realty LP, 3.20%, 6/15/2021	80,786
220,000	Lexington Realty Trust, 4.40%, 6/15/2024	225,396
100,000	Simon Property Group LP, 3.75%, 2/1/2024	109,180
125,000	SL Green Realty Corp., 4.50%, 12/1/2022	130,844
100,000	Welltower, Inc., 4.50%, 1/15/2024	108,607
50,000	WP Carey, Inc., 4.60%, 4/1/2024	51,382
		1,343,279
	RETAIL - 0.8%
85,000	AutoZone, Inc., 4.00%, 11/15/2020	91,553
100,000	Lowe’s Cos, Inc., 2.50%, 4/15/2026	101,980
50,000	Sally Holdings LLC, 5.75%, 6/1/2022	52,062
		245,595

	TOTAL BONDS (Cost $3,701,954)	3,783,721

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	22

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2016	6 of 7

Par Value		Fair Value
	ASSET BACKED SECURITIES – 9.6%
$60,000	Cabela’s Credit Card Master Note Trust, 1.78%, 6/15/2022	$60,374
75,000	CarMax Auto Owner Trust 2013-4, 1.95%, 9/16/2019	75,325
28,794	FGLMC Collateral, 3.00, 5/1/2027	30,446
83,123	FGLMC Collateral, 3.50%, 10/1/2026	88,052
101,511	FGLMC Collateral, 3.50%, 1/1/2030	107,658
87,685	FGLMC Collateral, 3.50% 10/1/2043	92,503
142,980	FGLMC Collateral, 3.50% 1/1/2044	150,838
86,440	FGLMC Collateral, 4.00%, 11/1/2044	92,642
137,897	FGLMC Collateral, 4.00%, 1/1/2045	147,682
169,106	FGLMC Collateral, 4.00%, 2/1/2045	181,071
139,928	FGLMC Collateral, 4.00%, 11/1/2045	149,911
92,485	FNMA Collateral, 2.50%, 3/1/2028	96,010
87,534	FNMA Collateral, 3.00%, 3/1/2027	91,969
90,565	FNMA Collateral, 3.00%, 9/1/2043	94,205
103,031	FNMA Collateral, 3.50%, 4/1/2042	109,140
90,162	FNMA Collateral, 3.50%, 9/1/2042	95,436
140,341	FNMA Collateral, 3.50%, 3/1/2045	148,158
121,723	FNMA Collateral, 4.00%, 2/1/2046	131,194
126,058	FNMA Collateral, 4.50%, 7/1/2040	138,210
135,908	FNMA Collateral, 4.50%, 9/1/2040	149,032
174,332	FNMA Collateral, 4.50%, 6/1/2044	190,933
117,812	GNMA2 Collateral, 3.00%, 9/20/2045	123,377
97,479	GNMA2 Collateral, 3.00%, 1/20/2046	102,084
186,966	GNMA2 Collateral, 3.50%, 11/20/2045	198,768
40,623	GNMA2 Collateral, 4.00%, 3/20/2045	43,459
89,494	GNMA2 Collateral, 4.00%, 8/20/2045	95,741
130,245	GNMA2 Collateral, 4.00%, 9/20/2045	139,341
	TOTAL ASSET BACKED SECURITIES (Cost $3,096,697)	3,123,559

	COMMERCIAL MORTGAGE BACKED SECURITIES – 0.3%
100,000	WFRBS Commercial Mortgage Trust 2014-LC14, 2.86%, 3/15/2047	103,618
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $103,309)	103,618

Shares
	SHORT-TERM INVESTMENTS – 13.9% [4]
1,054,532	Federated Institutional Prime Obligations Fund, 0.37% [1]	1,054,532
3,444,720	Fidelity Institutional Money Market Fund – Institutional Class, 0.46%	3,444,720
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,499,252)	4,499,252

	TOTAL INVESTMENTS – 98.8% (Cost $30,765,695) [5]	$32,120,192
	TOTAL CALL OPTIONS WRITTEN – (0.0)% (Premiums Received $7,699) [5]	(7,065)
	TOTAL PUT OPTIONS WRITTEN – (0.1)% (Premiums Received $39,561) [5]	(29,350)
	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%	444,163
	TOTAL NET ASSETS – 100.0%	$32,527,940

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	23

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2016	7 of 7

Contracts [6]		Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (0.0) % [7]
10	Norfolk Southern Corp. Expiration January 2017, Exercise Price $95.00	$2,250
15	Welltower, Inc. Expiration January 2017, Exercise Price $77.50	4,815
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $7,699)	$7,065

	SCHEDULE OF PUT OPTIONS WRITTEN - (0.1) % [7]
20	Eaton Corp. Expiration January 2017, Exercise Price $55.00	6,250
20	Lam Research Corp. Expiration January 2017, Exercise Price $65.00	3,250
40	NextEra Energy Partners LP Expiration January 2017, Exercise Price $25.00	6,000
10	Norfolk Southern Corp. Expiration January 2017, Exercise Price $75.00	3,400
50	Spectra Energy Corp. Expiration January 2017, Exercise Price $26.00	1,750
10	Spectra Energy Partners LP Expiration December 2016, Exercise Price $40.00	1,200
15	Spectra Energy Partners LP Expiration December 2016, Exercise Price $45.00	4,125
25	Welltower, Inc. Expiration January 2017, Exercise Price $60.00	3,375
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $39,561)	$29,350

ADR - American Depository Receipts

PLC - Public Limited Company

1.	All or a portion of the security is segregated as collateral for options written.

2.	Subject to options written.

3.	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 0.93% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

4.	Interest rate reflects seven-day effective yield on June 30, 2016.

5.	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $30,678,975 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,981,926
Unrealized depreciation	(577,124)
Net unrealized appreciation	$1,404,802

6.	Each contract is equivalent to 100 shares of the underlying common stock

7.	Non-Income producing security.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	24

E V E N T I D E F U N D S
Statements of Assets and Liabilities June 30, 2016	1 of 2

	Eventide	Eventide Healthcare	Eventide Multi-Asset
	Gilead Fund	& Life Sciences Fund	Income Fund

ASSETS
Investment securities:
Unaffiliated investments at cost	$1,348,630,255	$333,224,967	$30,765,695
Affiliated investments at cost	56,739,894	—	—
Total Investment At Cost	1,405,370,149	333,224,967	30,765,695
Unaffiliated investments at value	$1,325,544,620	$303,722,591	$32,120,192
Affiliated investments at value	51,269,074	—	—
Total Investment at Value	1,376,813,694	303,722,591	32,120,192
Cash held at custodian	—	—	1,947
Cash held at broker	—	—	250,459
Receivable for securities sold	41,471,900	—	156,342
Receivable for Fund shares sold	1,005,569	471,712	118,234
Dividends and interest receivable	1,139,498	4,343	135,212
Due from Manager	—	—	10,009
Prepaid expenses and other assets	77,085	47,614	25,736
TOTAL ASSETS	1,420,507,746	304,246,260	32,818,131

LIABILITIES
Options Written, at value (Premium - $47,260)	—	—	36,415
Payable for investments purchased	16,497,049	1,875,000	236,102
Management fees payable	1,187,775	278,152	—
Distribution (12b-1) fees payable	332,389	53,036	2,940
Payable for Fund shares repurchased	2,632,151	363,756	2,562
Fees payable to other affiliates	114,074	11,737	1,943
Accrued expenses and other liabilities	115,493	71,858	10,229
TOTAL LIABILITIES	20,878,931	2,653,539	290,191
NET ASSETS	$1,399,628,815	$301,592,721	$32,527,940

Composition of Net Assets:
Paid in capital	$1,551,945,619	$343,355,061	$31,019,695
Accumulated net investment income (loss)	(2,522)	(2,227,778)	92,350
Accumulated net realized gain (loss) from security transactions	(123,757,827)	(10,032,186)	50,553
Net unrealized appreciation (depreciation) on investments	(28,556,455)	(29,502,376)	1,365,342
NET ASSETS	$1,399,628,815	$301,592,721	$32,527,940

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	25

E V E N T I D E F U N D S
Statements of Assets and Liabilities (Continued) June 30, 2016	2 of 2

	Eventide	Eventide Healthcare	Eventide Multi-Asset
	Gilead Fund	& Life Sciences Fund	Income Fund

Net Asset Value Per Share:
Class N Shares:
Net Assets	$355,450,228	$39,557,912	$3,899,266
Shares of beneficial interest outstanding 1	15,202,221	2,114,997	377,669
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$23.38	$18.70	$10.32

Class A Shares:
Net Assets	$558,602,451	$148,927,062	$8,124,272
Shares of beneficial interest outstanding [1]	23,956,082	7,985,724	786,915
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$23.32	$18.65	$10.32

Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$24.74	$19.79	$10.95

Class C Shares:
Net Assets	$193,871,746	$43,850,656	$2,423,785
Shares of beneficial interest outstanding [1]	8,772,058	2,412,687	235,327
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$22.10	$18.18	$10.30

Class I Shares:
Net Assets	$291,704,390	$69,257,091	$18,080,617
Shares of beneficial interest outstanding [1]	12,317,619	3,679,899	1,750,386
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$23.68	$18.82	$10.33

1.	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	26

E V E N T I D E F U N D S
Statement of Operations June 30, 2016	1 of 2

	Eventide	Eventide Healthcare	Eventide Multi-Asset
	Gilead Fund	& Life Sciences Fund	Income Fund [1]

INVESTMENT INCOME
Dividends	$16,323,539	$239,403	$462,359
Affiliated Dividend Income	1,121,570	—	—
Interest	447,739	69,705	75,880
Less: Foreign dividend withholding taxes	(177,784)	—	(16,351)
TOTAL INVESTMENT INCOME	17,715,064	309,108	521,888

EXPENSES
Management fees	17,218,613	3,613,479	95,750
Distribution (12b-1) fees:
Class N	994,947	89,870	3,262
Class A	1,670,735	399,261	6,179
Class C	1,988,214	452,038	9,471
Non 12b-1 shareholder servicing fees	1,213,360	216,902	8,308
Administrative fees	716,060	146,386	32,137
MFund service fees	535,155	105,643	9,832
Printing and postage expenses	297,688	64,228	5,878
Custodian fees	98,668	28,663	6,194
Registration fees	88,350	59,410	21,000
Compliance officer fees	53,055	17,962	14,624
Professional fees	41,058	30,846	39,700
Insurance expense	40,260	8,586	—
Trustees fees and expenses	14,883	10,631	5,322
Transfer agent fees	11,526	6,950	—
Dividend and Interest expense	—	—	561
Other expenses	127,034	15,455	3,805
TOTAL EXPENSES	25,109,606	5,266,310	262,023

Less: Fees waived and expenses reimbursed by the Manager	—	—	(116,975)
NET EXPENSES	25,109,606	5,266,310	145,048

NET INVESTMENT GAIN (LOSS)	(7,394,542)	(4,957,202)	376,840

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	27

E V E N T I D E F U N D S
Statement of Operations (Continued) June 30, 2016	2 of 2

	Eventide	Eventide Healthcare	Eventide Multi-Asset
	Gilead Fund	& Life Sciences Fund	Income Fund [1]

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain (loss) from:
Investments	$(125,283,428)	$(9,999,118)	$47,405
Options written	—	—	1,995
Securities sold short	—	—	3,646
Foreign security translation	—	—	(88)
	(125,283,428)	(9,999,118)	52,958
Net change in unrealized appreciation (depreciation) on:
Investments	(280,186,154)	(103,331,231)	1,354,497
Options written	—	—	10,845
	(280,186,154)	(103,331,231)	1,365,342

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(405,469,582)	(113,330,349)	1,418,300

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(412,864,124)	$(118,287,551)	$1,795,140

1. Eventide Multi-Asset Income commenced operations on July 15, 2015.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	28

E V E N T I D E G I L E A D F U N D
Statement of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015

FROM OPERATIONS
Net investment loss	$(7,394,542)	$(6,451,375)
Net realized gain (loss) from investments	(125,283,428)	27,151,616
Net change in unrealized appreciation (depreciation) on investments	(280,186,154)	168,337,939
Net increase (decrease) in net assets resulting from operations	(412,864,124)	189,038,180

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	(6,043,174)	(461,238)
Class A	(8,328,753)	(515,092)
Class C	(2,549,162)	(115,629)
Class I	(4,327,804)	(246,383)
Total distributions to shareholders	(21,248,893)	(1,338,342)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	210,283,660	409,004,381
Class A	351,427,569	450,498,004
Class C	93,150,309	122,240,206
Class I	215,873,765	304,799,800
Net asset value of shares issued in reinvestment of distributions:
Class N	5,503,322	416,249
Class A	7,698,453	470,433
Class C	2,441,398	109,501
Class I	3,894,838	222,694
Redemption fee proceeds:
Class N	—	5
Class C	—	3
Class I	—	4
Payments for shares repurchased:
Class N	(385,821,612)	(105,538,676)
Class A	(328,550,704)	(93,272,238)
Class C	(38,945,818)	(8,536,174)
Class I	(240,514,435)	(56,974,411)
Net increase (decrease) in net assets from shares of beneficial interest	(103,559,255)	1,023,439,781

TOTAL INCREASE (DECREASE) IN NET ASSETS	(537,672,272)	1,211,139,619

NET ASSETS
Beginning of Year	1,937,301,087	726,161,468
End of Year *	$1,399,628,815	$1,937,301,087
*Includes accumulated net investment loss of:	$(2,522)	$(3,303,291)

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	29

E V E N T I D E G I L E A D F U N D
Statement of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015

SHARE ACTIVITY
Class N:
Shares Sold	8,015,134	14,923,103
Shares Reinvested	215,986	15,696
Shares Repurchased	(15,613,759)	(4,100,505)
Net increase (decrease) in shares of beneficial interest outstanding	(7,382,639)	10,838,294

Class A:
Shares Sold	13,593,964	16,687,168
Shares Reinvested	302,969	17,779
Shares Repurchased	(13,722,171)	(3,591,313)
Net increase in shares of beneficial interest outstanding	174,762	13,113,634

Class C:
Shares Sold	3,763,392	4,639,534
Shares Reinvested	100,968	4,313
Shares Repurchased	(1,710,810)	(334,119)
Net increase in shares of beneficial interest outstanding	2,153,550	4,309,728

Class I:
Shares Sold	8,266,500	11,037,615
Shares Reinvested	151,080	8,319
Shares Repurchased	(9,696,040)	(2,149,073)
Net increase (decrease) in shares of beneficial interest outstanding	(1,278,460)	8,896,861

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	30

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Statement of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015

FROM OPERATIONS
Net investment loss	$(4,957,202)	$(2,602,819)
Net realized gain (loss) from investments	(9,999,118)	8,253,576
Net change in unrealized appreciation (depreciation) on investments	(103,331,231)	63,584,976
Net increase (decrease) in net assets resulting from operations	(118,287,551)	69,235,733

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	(670,089)	—
Class A	(2,376,878)	—
Class C	(667,846)	—
Class I	(1,212,173)	—
Total distributions to shareholders	(4,926,986)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	43,935,919	28,588,069
Class A	111,521,752	75,966,324
Class C	26,786,072	22,080,405
Class I	78,701,691	37,977,559
Net asset value of shares issued in reinvestment of distributions:
Class N	610,965	—
Class A	2,094,374	—
Class C	601,836	—
Class I	1,103,696	—
Redemption fee proceeds:
Class N	75,244	20,115
Class A	265,953	80,518
Class C	76,040	18,164
Class I	130,403	36,008
Payments for shares repurchased:
Class N	(30,196,491)	(10,009,905)
Class A	(55,281,932)	(27,325,711)
Class C	(7,353,895)	(2,187,889)
Class I	(50,476,982)	(10,653,414)
Net increase in net assets from shares of beneficial interest	122,594,645	114,590,243

TOTAL INCREASE (DECREASE) IN NET ASSETS	(619,892)	183,825,976

NET ASSETS
Beginning of Year	302,212,613	118,386,637
End of Year *	$301,592,721	$302,212,613
*Includes accumulated net investment loss of:	$(2,227,778)	$(1,662,943)

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	31

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Statement of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015

SHARE ACTIVITY
Class N:
Shares Sold	1,967,942	1,236,580
Shares Reinvested	25,628	—
Shares Repurchased	(1,508,733)	(498,920)
Net increase in shares of beneficial interest outstanding	484,837	737,660

Class A:
Shares Sold	4,959,113	3,429,004
Shares Reinvested	88,110	—
Shares Repurchased	(2,770,049)	(1,391,697)
Net increase in shares of beneficial interest outstanding	2,277,174	2,037,307

Class C:
Shares Sold	1,189,010	975,211
Shares Reinvested	25,874	—
Shares Repurchased	(374,328)	(107,896)
Net increase in shares of beneficial interest outstanding	840,556	867,315

Class I:
Shares Sold	3,523,941	1,715,875
Shares Reinvested	46,064	—
Shares Repurchased	(2,570,369)	(532,389)
Net increase in shares of beneficial interest outstanding	999,636	1,183,486

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	32

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Statement of Changes in Net Assets	1 of 2

For the
Period Ended
June 30, 2016 [1]

FROM OPERATIONS
Net investment income	$376,840
Net realized gain from investments, options written, securities sold short and foreign securities transactions	52,958
Net change in unrealized appreciation on investments, options written, securities sold short	1,365,342
Net increase in net assets resulting from operations	1,795,140

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	(857)
Class A	(1,219)
Class C	(535)
Class I	(4,408)
From net investment income:
Class N	(35,567)
Class A	(51,450)
Class C	(14,986)
Class I	(177,873)
Total distributions to shareholders	(286,895)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	3,936,852
Class A	8,255,627
Class C	2,439,620
Class I	19,795,964
Net asset value of shares issued in reinvestment of distributions:
Class N	30,314
Class A	48,314
Class C	13,776
Class I	148,257
Payments for shares repurchased:
Class N	(242,181)
Class A	(429,846)
Class C	(135,001)
Class I	(2,842,001)
Net increase in net assets from shares of beneficial interest	31,019,695

TOTAL INCREASE IN NET ASSETS	32,527,940

NET ASSETS
Beginning of Period	—
End of Period *	$32,527,940
*Includes accumulated net investment income of:	$92,350

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	33

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Statement of Changes in Net Assets (Continued)	2 of 2

For the
Period Ended
June 30, 2016 [1]

SHARE ACTIVITY
Class N:
Shares Sold	399,477
Shares Reinvested	3,007
Shares Repurchased	(24,815)
Net increase in shares of beneficial interest outstanding	377,669

Class A:
Shares Sold	826,085
Shares Reinvested	4,794
Shares Repurchased	(43,964)
Net increase in shares of beneficial interest outstanding	786,915

Class C:
Shares Sold	247,839
Shares Reinvested	1,362
Shares Repurchased	(13,874)
Net increase in shares of beneficial interest outstanding	235,327

Class I:
Shares Sold	2,019,679
Shares Reinvested	14,765
Shares Repurchased	(284,058)
Net increase in shares of beneficial interest outstanding	1,750,386

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	34

E V E N T I D E  G I L E A D  F U N D

Financial Highlights (Class N) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented:

			Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$29.19	$24.74	$18.47	$13.62	$14.89

Activity from investment operations:
Net investment loss [1]	(0.10)	(0.14)	(0.10)	(0.10)	(0.16)
Net realized and unrealized gain (loss) on investments	(5.42)	4.63	6.53	4.95	(0.48)
Total from investment operations	(5.52)	4.49	6.43	4.85	(0.64)

Less distributions from:
Net realized gains	(0.29)	(0.04)	(0.16)	—	(0.63)
Total distributions	(0.29)	(0.04)	(0.16)	—	(0.63)

Paid-in-Capital From Redemption Fees [1]	—	0.00 [7]	—	—	—

Net asset value, end of year	$23.38	$29.19	$24.74	$18.47	$13.62

Total return [2]	(18.99)%	18.20%	34.92%	35.61%	(3.91)%

Net assets, at end of year (000s)	$355,450	$659,296	$290,591	$27,722	$12,400

Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4,5]	1.39%	1.35%	1.43%	1.73%	2.04%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4,5]	1.39%	1.35%	1.50%	1.62%	1.63%
Ratio of net investment loss to average net assets [4,5,6]	(0.36)%	(0.51)%	(0.43)%	(0.65)%	(1.18)%

Portfolio Turnover Rate	28%	21%	17%	91%	257%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	The ratios include 0.00% for the year ended June 30, 2013, and 0.01% for the year ended June 30, 2012, attributable to interest expense.

6.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

7.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2016	35

E V E N T I D E  G I L E A D  F U N D

Financial Highlights (Class A) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented:

			Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$29.13	$24.69	$18.44	$13.61	$14.89

Activity from investment operations:
Net investment loss [1]	(0.10)	(0.15)	(0.11)	(0.11)	(0.16)
Net realized and unrealized gain (loss) on investments	(5.42)	4.63	6.52	4.94	(0.49)
Total from investment operations	(5.52)	4.48	6.41	4.83	(0.65)

Less distributions from:
Net realized gains	(0.29)	(0.04)	(0.16)	—	(0.63)
Total distributions	(0.29)	(0.04)	(0.16)	—	(0.63)

Net asset value, end of year	$23.32	$29.13	$24.69	$18.44	$13.61

Total return [2]	(19.03)%	18.15%	34.87%	35.49%	(3.97)%

Net assets, at end of year (000s)	$558,602	$692,671	$263,436	$29,929	$13,148

Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4,5]	1.44%	1.40%	1.48%	1.78%	2.07%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4,5]	1.44%	1.40%	1.55%	1.67%	1.68%
Ratio of net investment loss to average net assets [4,5,6]	(0.41)%	(0.56)%	(0.46)%	(0.70)%	(1.22)%

Portfolio Turnover Rate	28%	21%	17%	91%	257%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	The ratios include 0.00% for the year ended June 30, 2013, and 0.01% for the year ended June 30, 2012, attributable to interest expense.

6.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

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Financial Highlights (Class C) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented:

			Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$27.83	$23.77	$17.91	$13.31	$14.69

Activity from investment operations:
Net investment loss [1]	(0.27)	(0.34)	(0.27)	(0.22)	(0.26)
Net realized and unrealized gain (loss) on investments	(5.17)	4.44	6.29	4.82	(0.49)
Total from investment operations	(5.44)	4.10	6.02	4.60	(0.75)

Less distributions from:
Net realized gains	(0.29)	(0.04)	(0.16)	—	(0.63)
Total distributions	(0.29)	(0.04)	(0.16)	—	(0.63)

Paid-in-Capital From Redemption Fees [1]	—	0.00 [7]	—	—	—

Net asset value, end of year	$22.10	$27.83	$23.77	$17.91	$13.31

Total return [2]	(19.63)%	17.25%	33.72%	34.56%	(4.73)%

Net assets, at end of year (000s)	$193,872	$184,202	$54,891	$3,599	$1,314

Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4,5]	2.19%	2.15%	2.23%	2.53%	2.83%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4,5]	2.19%	2.15%	2.30%	2.42%	2.43%
Ratio of net investment loss to average net assets [4,5,6]	(1.16)%	(1.31)%	(1.20)%	(1.45)%	(1.99)%

Portfolio Turnover Rate	28%	21%	17%	91%	257%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the impact of sales charges, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	The ratios include 0.00% for the year ended June 30, 2013, and 0.01% for the year ended June 30, 2012, attributable to interest expense.

6.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

7.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

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Financial Highlights (Class I) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented:

			Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$29.50	$24.95	$18.59	$13.68	$14.93

Activity from investment operations:
Net investment loss [1]	(0.04)	(0.09)	(0.05)	(0.08)	(0.13)
Net realized and unrealized gain (loss) on investments	(5.49)	4.68	6.57	4.99	(0.49)
Total from investment operations	(5.53)	4.59	6.52	4.91	(0.62)

Less distributions from:
Net realized gains	(0.29)	(0.04)	(0.16)	—	(0.63)
Total distributions	(0.29)	(0.04)	(0.16)	—	(0.63)

Paid-in-Capital From Redemption Fees [1]	—	0.00 [7]	—	—	—

Net asset value, end of year	$23.68	$29.50	$24.95	$18.59	$13.68

Total return [2]	(18.82)%	18.45%	35.18%	35.89%	(3.76)%

Net assets, at end of year (000s)	$291,704	$401,133	$117,243	$3,703	$1,586

Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4,5]	1.19%	1.15%	1.23%	1.53%	1.87%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4,5]	1.19%	1.15%	1.30%	1.42%	1.43%
Ratio of net investment loss to average net assets [4,5,6]	(0.16)%	(0.32)%	(0.20)%	(0.48)%	(1.01)%

Portfolio Turnover Rate	28%	21%	17%	91%	257%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	The ratios include 0.00% for the year ended June 30, 2013, and 0.01% for the year ended June 30, 2012, attributable to interest expense.

6.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

7.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

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Financial Highlights (Class N) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented:

	Class N
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013 [1]

Net asset value, beginning of period	$26.15	$17.53	$12.50	$10.00

Activity from investment operations:
Net investment loss [2]	(0.30)	(0.31)	(0.26)	(0.09)
Net realized and unrealized gain (loss) on investments	(6.90)	8.91	5.25	2.59
Total from investment operations	(7.20)	8.60	4.99	2.50

Less distributions from:
Net realized gains	(0.29)	—	—	—
Total distributions	(0.29)	—	—	—

Paid-in-Capital From Redemption Fees [2]	0.04	0.02	0.04	—

Net asset value, end of period	$18.70	$26.15	$17.53	$12.50

Total return [3]	(27.64)%	49.23%	40.24%	25.00%[6]

Net assets, at end of period (000s)	$39,558	$42,632	$15,646	$651

Ratio of gross expenses to average net assets before expense reimbursement or recapture [4,5]	1.52%	1.50%	1.69%	9.50%[7]
Ratio of net expenses to average net assets after expense reimbursement or recapture [5]	1.52%	1.53%	1.63%	1.63%[7]
Ratio of net investment loss to average net assets [5,8]	(1.42)%	(1.46)%	(1.52)%	(1.53)%[7]

Portfolio Turnover Rate	28%	26%	33%	41%[6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

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Financial Highlights (Class A) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented:

	Class A
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013 [1]

Net asset value, beginning of period	$26.09	$17.50	$12.48	$10.00

Activity from investment operations:
Net investment loss [2]	(0.31)	(0.32)	(0.26)	(0.10)
Net realized and unrealized gain (loss) on investments	(6.88)	8.89	5.24	2.58
Total from investment operations	(7.19)	8.57	4.98	2.48

Less distributions from:
Net realized gains	(0.29)	—	—	—
Total distributions	(0.29)	—	—	—

Paid-in-Capital From Redemption Fees [2]	0.04	0.02	0.04	—

Net asset value, end of period	$18.65	$26.09	$17.50	$12.48

Total return [3]	(27.64)%	49.09%	40.22%	24.80%[6]

Net assets, at end of period (000s)	$148,927	$148,921	$64,239	$2,808

Ratio of gross expenses to average net assets before expense reimbursement or recapture [4,5]	1.57%	1.55%	1.74%	9.55%[7]
Ratio of net expenses to average net assets after expense reimbursement or recapture [5]	1.57%	1.58%	1.68%	1.68%[7]
Ratio of net investment loss to average net assets [5,8]	(1.47)%	(1.51)%	(1.57)%	(1.56)%[7]

Portfolio Turnover Rate	28%	26%	33%	41%[6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

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Financial Highlights (Class C) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented:

	Class C
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013 [1]

Net asset value, beginning of period	$25.62	$17.31	$12.44	$10.00

Activity from investment operations:
Net investment loss [2]	(0.46)	(0.48)	(0.38)	(0.14)
Net realized and unrealized gain (loss) on investments	(6.72)	8.77	5.21	2.58
Total from investment operations	(7.18)	8.29	4.83	2.44

Less distributions from:
Net realized gains	(0.29)	—	—	—
Total distributions	(0.29)	—	—	—

Paid-in-Capital From Redemption Fees [2]	0.03	0.02	0.04	—

Net asset value, end of period	$18.18	$25.62	$17.31	$12.44

Total return [3]	(28.15)%	48.01%	39.15%	24.40%[6]

Net assets, at end of period (000s)	$43,851	$40,277	$12,201	$556

Ratio of gross expenses to average net assets before expense reimbursement or recapture [4,5]	2.32%	2.30%	2.49%	10.30%[7]
Ratio of net expenses to average net assets after expense reimbursement or recapture [5]	2.32%	2.33%	2.43%	2.43%[7]
Ratio of net investment loss to average net assets [5,8]	(2.22)%	(2.26)%	(2.32)%	(2.31)%[7]

Portfolio Turnover Rate	28%	26%	33%	41%[6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the impact of sales charges, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

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Financial Highlights (Class I) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented:

	Class I
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013 [1]

Net asset value, beginning of period	$26.26	$17.57	$12.50	$10.00

Activity from investment operations:
Net investment loss [2]	(0.26)	(0.27)	(0.22)	(0.08)
Net realized and unrealized gain (loss) on investments	(6.93)	8.94	5.25	2.58
Total from investment operations	(7.19)	8.67	5.03	2.50

Less distributions from:
Net realized gains	(0.29)	—	—	—
Total distributions	(0.29)	—	—	—

Paid-in-Capital From Redemption Fees [2]	0.04	0.02	0.04	—

Net asset value, end of period	$18.82	$26.26	$17.57	$12.50

Total return [3]	(27.46)%	49.46%	40.56%	25.00%[6]

Net assets, at end of period (000s)	$69,257	$70,382	$26,301	$1,941

Ratio of gross expenses to average net assets before expense reimbursement or recapture [4,5]	1.32%	1.30%	1.49%	9.30%[7]
Ratio of net expenses to average net assets after expense reimbursement or recapture [5]	1.32%	1.33%	1.43%	1.43%[7]
Ratio of net investment loss to average net assets [5,8]	(1.22)%	(1.26)%	(1.32)%	(1.33)%[7]

Portfolio Turnover Rate	28%	26%	33%	41%[6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

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Financial Highlights (Class N) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented:

Class N
Period
Ended
June 30,
2016 [1]

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income [2]	0.27
Net realized and unrealized gain on investments	0.21
Total from investment operations	0.48

Less distributions from:
Net investment income	(0.15)
Net realized gains	(0.01)
Total distributions	(0.16)

Net asset value, end of period	$10.32

Total return [3]	4.79%[6]

Net assets, at end of period (000s)	$3,899

Ratio of gross expenses to average net assets before expense reimbursement [4,5]	2.06%[7]
Ratio of net expenses to average net assets after expense reimbursement [5]	1.15%[7]
Ratio of net investment income to average net assets [5,8]	2.82%[7]

Portfolio Turnover Rate	18%[6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

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Financial Highlights (Class A) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented:

Class A
Period
Ended
June 30,
2016 [1]

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income [2]	0.27
Net realized and unrealized gain on investments	0.20
Total from investment operations	0.47

Less distributions from:
Net investment income	(0.14)
Net realized gains	(0.01)
Total distributions	(0.15)

Net asset value, end of period	$10.32

Total return [3]	4.74%[6]

Net assets, at end of period (000s)	$8,124

Ratio of gross expenses to average net assets before expense reimbursement [4,5]	2.13%[7]
Ratio of net expenses to average net assets after expense reimbursement [5]	1.20%[7]
Ratio of net investment income to average net assets [5,8]	2.82%[7]

Portfolio Turnover Rate	18%[6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

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Financial Highlights (Class C) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented:

Class C
Period
Ended
June 30,
2016 [1]

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income [2]	0.19
Net realized and unrealized gain on investments	0.22
Total from investment operations	0.41

Less distributions from:
Net investment income	(0.10)
Net realized gains	(0.01)
Total distributions	(0.11)

Net asset value, end of period	$10.30

Total return [3]	4.08%[6]

Net assets, at end of period (000s)	$2,424

Ratio of gross expenses to average net assets before expense reimbursement [4,5]	2.81%[7]
Ratio of net expenses to average net assets after expense reimbursement [5]	1.95%[7]
Ratio of net investment income to average net assets [5,8]	1.99%[7]

Portfolio Turnover Rate	18%[6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the impact of sales charges, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

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Financial Highlights (Class I) June 30, 2016

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented:

Class I
Period
Ended
June 30,
2016 [1]

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income [2]	0.28
Net realized and unrealized gain on investments	0.22
Total from investment operations	0.50

Less distributions from:
Net investment income	(0.16)
Net realized gains	(0.01)
Total distributions	(0.17)

Net asset value, end of period	$10.33

Total return [3]	5.03%[6]

Net assets, at end of period (000s)	$18,081

Ratio of gross expenses to average net assets before expense reimbursement [4,5]	1.81%[7]
Ratio of net expenses to average net assets after expense reimbursement [5]	0.95%[7]
Ratio of net investment income to average net assets [5,8]	2.94%[7]

Portfolio Turnover Rate	18%[6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

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E V E N T I D E F U N D S
Notes to Financial Statements (Unaudited) June 30, 2016

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty series. These financial statements include the following series: Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund and the Eventide Multi-Asset Income Fund (each a “Fund” or collectively the “Funds”). The Eventide Gilead Fund and the Eventide Multi-Asset Income Fund are registered as diversified funds and the Eventide Healthcare & Life Sciences Fund is registered as a non-diversified fund. The Funds investment manager is Eventide Asset Management, LLC (the “Manager”).

Eventide Gilead Fund commenced operations on July 8, 2008. The Fund’s investment objective is to achieve long-term capital appreciation.

Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012. The Fund’s investment objective is to achieve long-term capital appreciation.

Eventide Multi-Asset Income Fund commenced operations on July 15, 2015. The Fund’s investment objective is to seek current income while maintaining the potential for capital appreciation.

The Funds offer four classes of shares, Class N, Class A, Class C and Class I. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The

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underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Funds’ assets measured at fair value:

Eventide Gilead Fund Assets
		Level 2
		(Other Significant
	Level 1	Observable
Security Classifications [1]	(Quoted Prices)	Inputs)	Level 3	Totals

Common Stock [2]	$1,252,918,671	$8,109,627	$8,562,158	$1,261,028,298
Preferred Stock	—	—	—	8,562,158
Warrants	—	8,915	—	8,915
Real Estate Investment Trusts (REITs)	78,577,007	—	—	78,577,007
Private Unlimited Partnerships	—	—	16,244,758	16,244,758
Short-Term Investments	12,392,558	—	—	12,392,558
Total	$1,343,888,236	$8,118,542	$24,806,916	$1,376,813,694

Eventide Healthcare & Life Sciences Fund Assets
		Level 2
		(Other Significant
	Level 1	Observable
Security Classifications [1]	(Quoted Prices)	Inputs)	Level 3	Totals

Common Stock [2]	$283,442,713	$921,336	$—	$284,364,049
Preferred Stock	—	—	415,625	415,625
Private Limited Partnerships	—	—	4,061,189	4,061,189
Short-Term Investments	14,881,728	—	—	14,881,728
Total	$298,324,441	$921,336	$4,476,814	$303,722,591

Eventide Multi-Asset Income Fund Assets
		Level 2
		(Other Significant
	Level 1	Observable
Security Classifications [1]	(Quoted Prices)	Inputs)	Level 3	Totals

Common Stock [2]	$12,511,144	$—	$—	$12,511,144
Real Estate Investment Trusts (REITs)	2,881,666	—	—	2,881,666
Mutual Funds	1,087,200	—	—	1,087,200
Preferred Stock	1,003,584	—	—	1,003,584
Limited Partnerships	3,126,448	—	—	3,126,448
Bonds	—	3,783,721	—	3,783,721
Asset Backed Securities	—	3,123,559	—	3,123,559
Commercial Mortgage Backed Securities	—	103,618	—	103,618
Short-Term Investments	4,499,252	—	—	4,499,252
Total	$25,109,294	$7,010,898	$—	$32,120,192

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Eventide Multi-Asset Income Fund Liabilities
		Level 2
		(Other Significant
	Level 1	Observable
Security Classifications [1]	(Quoted Prices)	Inputs)	Level 3	Totals

Call Options Written	$7,065	$—	$—	$7,065
Put Options Written	10,900	18,450	—	29,350
Total	$17,965	$18,450	$—	$36,415

1.	There were no transfers into and out of Level 1 and 2 during the current period presented for the Funds. It is the Funds’ policy to recognize transfers into and out of Level 1 and 2 at the end of the reporting period.

2.	For a detailed break-out of common stocks by industry, by please refer to the Portfolios of Investments.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

Eventide Gilead Fund
		Private Limited
	Preferred Stock	Partnerships	Total

Beginning Balance 6/30/2015	$5,815,892	$—	$5,815,892
Total realized gain (loss)	—	—	—
Appreciation (Depreciation)	(2,977,660)	6,091,784	3,114,124
Cost of Purchases	5,545,286	10,152,974	15,698,260
Dividend Reinvest	178,640	—	178,640
Net transfers in/out of level 3	—	—	—
Ending Balance 6/30/2016	$8,562,158	$16,244,758	$24,806,916

Eventide Healthcare & Life Sciences Fund
		Private Limited
	Preferred Stock	Partnerships	Total

Beginning Balance 6/30/2015	$—	$—	$—
Total realized gain (loss)	—	—	—
Appreciation (Depreciation)	(21,875)	1,522,946	1,501,071
Cost of Purchases	437,500	2,538,243	2,975,743
Net transfers in/out of level 3	—	—	—
Ending Balance 6/30/2016	$415,625	$4,061,189	$4,476,814

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Level 3 preferred stock are (1) review of the underlying common stock (2) review of the preferred stock conversion price outlined in the holding’s press release (3) review of any significant price changes in the underlying stock during the period. Significant changes in any of these inputs could result in a significantly lower or higher fair value treatment.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 limited partnership interests in SFJ Pharmaceutical, IX L.P., are as follows (1) review the discounted cash flow analysis (2) based on this analysis, determine an appropriate discount based on conservative measures, to fair value the security. A 5% decrease in the discount rate would increase the fair value by approximately 67% and a 5% increase would decrease the value by approximately 43%.

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The total change in unrealized appreciation included in the Statement of Operations attributable to level 3 investments still held at June 30, 2016 was $3,114,124 and $1,501,071 for the Eventide Gilead Funds and Eventide Healthcare & Life Sciences Fund, respectively.

As of June 30, 2016, the Funds had unfunded commitments pursuant to the following agreements:

Eventide Gilead Fund
Entity	Unfunded Commitment	Market Value	Unrealized Gain (Loss)

SFJ Pharmaceuticals IX L.P.	$13,847,026	$16,244,758	$6,091,784
Entasis Therapeutics [1]	3,062,500	2,909,375	(153,125)

Eventide Healthcare & Life Sciences Fund
Entity	Unfunded Commitment	Market Value	Unrealized Gain (Loss)

SFJ Pharmaceuticals IX L.P.	$3,461,757	$4,061,189	$1,522,946
Entasis Therapeutics [1]	437,500	415,625	(21,875)

1.	As of June 30, 2016 Entasis Therapeutics did not achieve the milestone event necessary to fund this additional commitment.

b) Accounting for Options - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

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The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Eventide Multi-Asset Income Fund
Derivatives Not
Accounted for as		Location of Derivatives
Hedging Instruments		on Statement of Assets	Fair Value of Liability
under GAAP	Primary Risk Exposure	and Liabilities	Derivative

Call options written	Equity Risk	Options written, at value	$(7,065)
Put options written	Equity Risk	Options written, at value	(29,350)
Total			$(36,415)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was as follows:

Eventide Multi-Asset Income Fund
Derivatives Not			Realized and Unrealized
Accounted for as		Location of Gain (Loss)	Loss on Liability
Hedging Instruments		on Derivatives	Derivatives Recognized
under GAAP	Primary Risk Exposure	Recognized in Income	in Income

Options written	Equity Risk	Net realized gain from options written	$1,995
Options written	Equity Risk	Net change in unrealized depreciation on options written	10,845
Total			$12,840

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2016.

Eventide Multi-Asset Income Fund
Gross Amounts Not Offset in
the Statement of Assets &
Liabilities					Liabilities

			Gross Amounts	Net Amounts of
	Gross Amounts		Offset in the	Liabilities Presented			Cash
	of Recognized		Statement of	in the Statement of	Financial		Collateral
Description	Liabilities		Assets & Liabilities	Assets & Liabilities	Instruments		Received	Net Amount
Options Written	$36,415	[1]	$—	$36,415	$36,415	[2]	$—	$—
Total	36,415		—	36,415	36,415		—	—

1.	Written options at value as presented in the Schedule of Investments.

2.	The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

c) Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue

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Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the period ended June 30, 2016, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2016, the Funds did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Fund’s 2016 tax returns. The tax filings are open for examination by applicable taxing authorities. No examination of the Funds’ filings is presently in progress.

d) Distributions to Shareholders - Distributions to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex dividend date. Dividends from net investment income, if any, are declared and paid at least annually. Eventide Multi-Asset Income Fund distributes net investment income monthly. All or a portion of a distribution may consist of a return of capital, so shareholders should not assume that the source of a distribution from the Eventide Multi-Asset Income Fund is net profit. Distributable net realized gains, if any, are declared and distributed annually.

e) Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

f) Security Transactions and Investment Income – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

g) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Indemnification – The Trust indemnifies its offers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i) Redemption Fees and Sales Charges (loads) – A $15 fee may be charged for redemptions made by wire. A maximum sales charge of

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5.75% is imposed on Class A shares of the Funds. Class A shares purchased prior to September 1, 2014, where the sales charge was waived are subject to a CDSC of 1.00% on redemptions within 18 months of purchase. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the period ended June 30, 2016, there were redemption fees of $0 paid to the Eventide Gilead Fund and Eventide Multi-Asset Income Fund and there were $0 in CDSC fees paid to the Distributor. For the year ended June 30, 2016, there were redemption fees of $547,640 paid to the Eventide Healthcare & Life Sciences Fund and there were $0 in CDSC fees paid to the Distributor.

(2) INVESTMENT TRANSACTIONS

For the period ended June 30, 2016, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales

Eventide Gilead Fund	$434,203,140	$448,297,214
Eventide Healthcare & Life Sciences Fund	230,619,945	84,374,401
Eventide Multi-Asset Income Fund	28,578,845	2,116,472

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Therefore, the ultimate cost to the Fund to acquire these borrowed securities may exceed the liability reflected in these financial statements. Purchases and proceeds from securities sold short amounted to $82,000 and $84,570, respectively for the Eventide Multi-Asset Income Fund.

(3) OPTIONS WRITTEN

During the period ended June 30, 2016 the Funds’ realized gain on option contracts subject to equity price risk amounted to $1,995 for the Eventide Multi-Asset Income Fund. The contracts of the derivative instruments outstanding as of June 30, 2016 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

A summary of option contracts written by the Funds during the year ended June 30, 2016, were as follows:

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Eventide Multi-Asset Income Fund
	Call Options
	Number of options [1]	Option Premiums

Options outstanding at beginning of period	—	$—
Options Written	62	17,484
Options Exercised	(16)	(4,898)
Options Closed	(11)	(2,892)
Options Expired	(10)	(1,995)
Options outstanding at end of period	25	$7,699

	Put Options
	Number of options [1]	Option Premiums

Options outstanding at beginning of period	—	$—
Options Written	190	39,561
Options Exercised	—	—
Options Closed	—	—
Options Expired	—	—
Options outstanding at end of period	190	$39,561

1.	One option contract is equivalent to one hundred shares of common stock.

(4) MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Eventide Asset Management, LLC. acts as investment manager to the Funds pursuant to the terms of the Management Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.00% and 1.10% of average net assets of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund and 0.73% of average net assets of the Eventide Multi-Asset Income Fund, respectively, such fee to be computed daily based upon daily average net assets of the Funds. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2016, management fees of $17,218,613, $3,613,479 and $95,750 were incurred by the Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund, respectively, before the waiver and reimbursement described below.

The Funds invest in private securities in which Clarus Ventures and venture capital funds that are managed or owned by Clarus Ventures also invest. A principal of the Manager is also an employee of Clarus.

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The Manager and the Funds have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution fees and extraordinary expenses) at 1.42%, 1.43% and 0.95% of average daily net assets for the Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund and Eventide Multi-Asset Income Fund, respectively, at least until October 31, 2016. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the period ended June 30, 2016, the Manager waived management fees of $0 from the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund and waived fees of $116,975 from the Eventide Multi-Asset Income Fund which is subject to recapture through June 30, 2019, respectively.

The Eventide Gilead Fund does not have any expenses previously waived by the Manager that are subject to reimbursement and did not waive any further expenses during the year ended June 30, 2016.

The Eventide Healthcare & Life Sciences Fund does not have any expenses previously waived by the Manager that are subject to reimbursement and did not waive any further expenses during the year ended June 30, 2016.

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended June 30, 2016, the Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund and Eventide Multi-Asset Income Fund incurred $535,155, $105,643, and $9,832 for such fees, respectively.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

The Independent Trustees are paid a quarterly retainer of $500 per fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional

E V E N T I D E F U N D S Annual Report June 30, 2016	56

fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 2015, Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class N shares, up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class N shares are currently paying 0.20% per annum of 12b-1 fees, Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees.

The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the period ended June 30, 2016, the Distributor received $350,677, $220,830, and $26,709 in underwriter commissions from the sale of shares of the Fund from the Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund and Eventide Multi asset Income Fund, respectively.

(5) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended June 30, 2016 and June 30, 2015 was as follows:

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For the year ended June 30, 2016
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total

Eventide Gilead Fund	$557,409	$20,679,348	$12,136	$21,248,893
Eventide Healthcare & Life Sciences Fund	—	4,925,931	1,055	4,926,986
Eventide Multi-Asset Income Fund	286,403	492	—	286,895

For the year ended June 30, 2015
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total

Eventide Gilead Fund	—	$1,338,342	—	$1,338,342

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

						Total
Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Accumulated
Ordinary	Long-Term	Carry	Book/Tax	Loss and	Appreciation/	Earnings/
Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	(Deficits)
Eventide Gilead Fund
$—	$—	$(23,956,728)	—	$(103,406,463)	$(24,953,613)	$(152,316,804)

Eventide Healthcare & Life Sciences Fund
—	—	(3,135,226)	—	(8,101,301)	(30,525,813)	(41,762,340)

Eventide Multi-Asset Income Fund
85,719	17,724	—	—	—	1,404,802	1,508,245

The difference between book basis and tax basis unrealized appreciation/depreciation, undistributed net investment income/losses and accumulated net realized gains/losses from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on 1256 option contracts and adjustments for C-corporation return of capital distributions, adjustments for partnerships, real estate investment trusts and passive foreign investment companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses

Eventide Gilead Fund	$5,435,065
Eventide Healthcare & Life Sciences Fund	2,228,415

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

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Fund	Post October Losses
Eventide Gilead Fund	$97,971,398
Eventide Healthcare & Life Sciences Fund	5,872,886

At June 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration

Eventide Gilead Fund	$14,316,728	$9,640,000	$23,956,728	Non-expiring
Eventide Healthcare & Life Sciences Fund	1,896,439	1,238,787	3,135,226	Non-expiring
Eventide Multi-Asset Income Fund	—	—	—	Non-expiring

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and net operating losses, the reclass of Fund distributions, and adjustments for paydowns, C-corporation return of capital distributions, capitalization in lieu of dividend payments, real estate investment trusts and partnerships resulted in reclassifications for the fiscal year ended June 30, 2016 as follows:

		Accumulated	Accumulated Net
	Paid in	Net Investment	Realized Gain (Loss) from
Fund	Capital	Income (Loss)	Security Transactions

Eventide Gilead Fund	$(12,703,733)	$10,695,311	$2,008,422
Eventide Healthcare & Life Sciences Fund	(4,393,422)	4,392,367	1,055
Eventide Multi-Asset Income Fund	—	(4,614)	4,614

(6) INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Eventide Gilead Fund at June 30, 2016 are noted in the Fund’s Portfolio of Investments. Transactions during the year with companies which are affiliates are as follows:

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		Value			Dividends
		(Beginning		Sales	Credited to	Value
CUSIP	Description	of Year)	Purchases	Proceeds	Income	(End of Year)

CCGIUNR$1	Car Charging Group, Inc.	$1,484,223	$—	$—	$—	$1,660,273
CCGIPRE$1	Car Charging Group, Inc.- Preferred	5,815,892	—	—	321,110	3,388,556
CCGIPRE$2	Car Charging Group, Inc.- Preferred	—	2,340,315	—	—	2,264,227
CCGI$WAR	Car Charging Group, Inc. - Warrant	144,776	—	—	—	2,662
CCGI$WAR2	Car Charging Group, Inc. - Warrant	108,767	—	—	—	1,676
CCGI$WAR3	Car Charging Group, Inc. - Warrant	—	—	—	—	1,507
CCGI$WAR4	Car Charging Group, Inc. - Warrant	—	26,845	—	—	2,460
CCGI$WAR6	Car Charging Group, Inc. - Warrant	—	—	—	—	610
ENTTHBCLB	Entasis Therapeutics	—	3,062,500	—	—	2,909,375
29668HSEC	Essa Pharmaceutical, Inc.	—	2,763,453	—	—	2,496,688
29668HSUB	Essa Pharmaceutical, Inc.	—	4,374,999	—	—	3,952,666
282539105	8Point3 Energy Partners LP	—	16,102,507	—	800,460	17,530,100
SFJPIXLP	SFJ Pharmaceuticals IX L.P.	—	10,152,974	—	—	16,244,758
98979H103	Zosano Pharma Corp.	4,468,175	—	—	—	813,516
	TOTAL	$12,021,833	$38,823,593	$—	$1,121,570	$51,269,074

(7) PORTFOLIO CONCENTRATION RISK

The Eventide Healthcare & Life Sciences Fund invests primarily in equity and equity-related securities of companies in the healthcare and life sciences sectors that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. Because of its focus on healthcare and life science companies, the Eventide Gilead Healthcare & Life Sciences Fund’s investment performance will be closely tied to many factors which affect those companies. Eventide Healthcare & Life Sciences Fund may also invest in a relatively fewer number of issuers. As a result, the Eventide Healthcare & Life Sciences Fund’s net asset value is more likely to have greater fluctuations than that of a fund which is more diversified or invests in other industries.

(8) PRIVATE INVESTMENT RISK

The Fund may invest in private investment in public equities (“PIPE”). PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

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(9) OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(10) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2016 Charles Schwab & Co., Inc. held 25.69% of the Eventide Multi-Asset Income Fund.

(11) NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

(12) SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund

We have audited the accompanying statements of assets and liabilities of Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund (the “Funds”), each a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolios of investments, as of June 30, 2016, the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period presented in the two- year period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian, brokers and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund as of June 30, 2016, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period presented in the two-year period then ended, and their financial highlights for each of the years or periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 29, 2016

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E V E N T I D E F U N D S
Supplemental Information (Unaudited) June 30, 2016

Consideration and Renewal of Management Agreement between Eventide Asset Management, LLC and Mutual Fund Series Trust with respect to with respect to the Eventide Gilead Fund.

In connection with a regular meeting held on May 4 & 23, 2016, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a management agreement between the Trust and Eventide Asset Management, LLC (“Eventide”), with respect to Eventide Gilead Fund (the “Fund”) (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by Eventide (“Eventide’s 15c Response”).

Nature, Extent, and Quality of Services. The Trustees reviewed Eventide’s 15(c) Response, which provided an overview of the services provided by Eventide, as well as information on the firm’s personnel and the compliance program of Eventide. The Trustees noted that Eventide has added personnel to its staff. The Trustees then discussed the significant research and analysis that Eventide completes in assessing potential investment opportunities. The Trustees also acknowledged the unique expertise of the portfolio managers and the level of research engaged in by those individuals with regard to portfolio selection. The Trustees noted that no material compliance issues have arisen since the advisory agreement was last considered for renewal. The Trustees further noted the strong working relationship of the Trust’s CCO with Eventide’s CCO. The Trustees noted that Eventide has not been subject to examination by any regulatory agency or any material litigation or administrative actions since renewal of the advisory agreement was last considered. The Trustees concluded that Eventide has provided a level of service consistent with the Board’s expectations.

Performance. The Board reviewed the Fund’s performance for the 1 year, 5 year, and since inception periods, and compared the Fund’s performance to the S&P 500 Total Return Index, a peer group selected by Eventide, and the Morningstar Mid-Cap Growth Category. The Trustees noted that the Fund underperformed all metrics of performance for the one year period. The Trustees further noted that the Fund had outperformed all metrics of performance for the five year and since inception period, significantly outperforming those metrics with regard to the since inception period. The Trustees considered also that the Fund is in the top 10% of funds in

E V E N T I D E F U N D S Annual Report June 30, 2016	63

its Morningstar Category with regard to long term performance and is rated a four star fund by Morningstar despite its performance over the one year period. After further discussion, the Trustees concluded that while the one year performance was not good, recent performance has improved, long term performance was acceptable and they remained confident in Eventide’s abilities.

Fees and Expenses. The Trustees noted Eventide charges an advisory fee of 1.00%. The Trustees then noted that the advisory fee is higher than the average of the funds within the peer group and the Morningstar Category but within the high/low range of both. The Trustees further noted that the net expense ratio of the Fund is higher than the average of the funds within the peer group and nominally higher than the average of funds within the Morningstar Category. They also compared the fee to the fees charged by other socially responsible funds. The Trustees acknowledged that the extensive research conducted by Eventide to manage the risk inherent in the Fund’s strategy and portfolio selection. After further discussion, the Trustees concluded that the advisory fee was not unreasonable and will continue to monitor fees and expenses to assure they remain at an appropriate level.

Profitability. The Trustees considered Eventide’s profits in connection with its relationship with the Fund. They acknowledged that Eventide reported a strong profit from its relationship with the Fund in terms of both the percentage of the advisory fees retained as profit after waiver and reimbursement and the actual net dollar figure. The Trustees noted that Eventide is using its profits to expand its staff and re-invest in the firm to better serve the Fund. The Trustees also acknowledged that certain senior personnel at the advisory firm were not paid a market rate salary independent of the profits, which they shared in, which inflates Eventide’s profitability analysis by excluding a major expenditure. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from Eventide’s relationship with the Fund is not an issue at this time.

Economies of Scale. The Trustees considered whether Eventide had achieved economies of scale with respect to the management of the Fund. The Trustees acknowledged that the Fund significantly increased its assets under management over the past year. The Trustees further acknowledged that Eventide operated at a loss for several years until the Fund reached more meaningful asset levels. The Trustees noted that break points have not been suggested at this time, but that the issue of break points should be revisited if the Fund continues to grow significantly.

Conclusion. Having requested and received such information from Eventide as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the Eventide Gilead Fund and the shareholders therein.

E V E N T I D E F U N D S Annual Report June 30, 2016	64

E V E N T I D E F U N D S
Expense Examples (Unaudited) June 30, 2016

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

E V E N T I D E F U N D S Annual Report June 30, 2016	65

Expense Examples
					Hypothetical
			Actual		(5% return before expenses)

						Expenses
	Funds’	Beginning	Ending	Expenses	Ending	Paid
	Annualized	Account Value	Account Value	Paid During	Account Value	During
	Expense Ratio	1/1/16	6/30/16	Period	6/30/16	Period
Eventide Gilead Fund
Class N	1.42%	$ 1,000.00	$ 915.10	$ 6.76	$ 1,017.80	$ 7.12
Class A	1.47%	1,000.00	914.90	7.00	1,017.55	7.37
Class C	2.22%	1,000.00	911.30	10.55	1,013.96	11.12
Class I	1.22%	1,000.00	916.10	5.81	1,018.80	6.12
Eventide Healthcare & Life Sciences Fund
Cass N	1.50%	1,000.00	785.10	6.66	1,017.40	7.52
Class A	1.55%	1,000.00	784.90	6.88	1,017.16	7.77
Class C	2.30%	1,000.00	782.30	10.19	1,013.43	11.51
Class I	1.29%	1,000.00	785.80	5.73	1,018.45	6.47
Eventide Multi-Asset Income Fund
Cass N	1.15%	1,000.00	1,066.70	5.91	1,019.14	5.77
Class A	1.20%	1,000.00	1,067.40	6.17	1,018.90	6.02
Class C	1.95%	1,000.00	1,063.90	10.01	1,015.17	9.77
Class I	0.95%	1,000.00	1,068.40	4.89	1,020.14	4.77

1.	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

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E V E N T I D E  F U N D S

Additional Information (Unaudited) June 30, 2016

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of each Fund and the calculation of the net asset value of shares of each Fund.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-771-3836; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-771-3836; and on the Commission’s website at http://www.sec.gov.

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E V E N T I D E  F U N D S

Additional Information (Unaudited) 30 June 2015

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[2]	Other Directorships Held During Past 5 Years

Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	40	Variable Insurance Trust since 2010; Huntington Funds since 2016; Huntington Strategy Shares since 2016

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

E V E N T I D E F U N D S Annual Report June 30, 2016	68

Interested Trustee[3] and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[3]	Other Directorships Held During Past 5 Years

Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC, since 2012; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

E V E N T I D E F U N D S Annual Report June 30, 2016	69

Interested Trustee[3] and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[2]	Other Directorships Held During Past 5 Years

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Associate, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.	N/A	N/A

1.	The term of office of each Trustee is indefinite.

2.	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

3.	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

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P R I V A C Y N O T I C E
Mutual Fund Series Trust Revised June 2011	1 of 2

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?

For our everyday business purposes such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO

For our marketing purposes to offer our products and services to you.	NO	We don’t share

For joint marketing with other financial companies.	NO	We don’t share

For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share

For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share

For our affiliates to market to you	NO	We don’t share

For non-affiliates to market to you	NO	We don’t share

E V E N T I D E F U N D S Annual Report June 30, 2016	71

P R I V A C Y N O T I C E
Mutual Fund Series Trust Revised June 2011	2 of 2

What we do
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

■     affiliates from using your information to market to you.

■     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust has no affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Mutual Fund Series Trust doesn’t jointly market.

Questions? Call 1-866-447-4228

E V E N T I D E F U N D S Annual Report June 30, 2016	72

M U T U A L  F U N D  S E R I E S  T R U S T

17605 Wright Street
Omaha, NE 68130

MANAGER
Eventide Asset Management, LLC
One International Place
Suite 3510
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
7 Easton Oval
Columbus, OH 43215

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2016	2015
Eventide Gilead Fund	21,000	12,500
Eventide Healthcare & Life Sciences Fund	12,750	11,250
Eventide Multi-Asset Income Fund	12,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2016	2015
Eventide Gilead Fund	2,000	2,000
Eventide Healthcare & Life Sciences Fund	2,000	2,000
Eventide Multi-Asset Income Fund	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2016 and 2015 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2016 and 2015 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: September 7, 2016